Stock-Based Compensation	12 Months Ended
Sep. 30, 2015
Share-based Compensation [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION

The Company's stock-based compensation plans include stock options, performance shares, restricted stock and restricted stock units. Although the Company has discretion, shares distributed under these plans are issued from treasury stock.

Stock Options
The Company's stock option plans permit key officers and employees to purchase common stock at specified prices, which are equal to 100 percent of the closing market price of the Company's stock on the date of grant. Options generally vest one-third in each of the three years subsequent to grant and expire 10 years from the date of grant. Compensation expense is recognized ratably over the vesting period based on the number of options expected to vest. As of September 30, 2015, 13.5 million options were available for grant under the plans.

Changes in shares subject to options during the year ended September 30, 2015 follow (shares in thousands):

	Weighted- Average Exercise Price Per Share	Shares	Total Intrinsic Value of Shares	Average Remaining Life (Years)
Beginning of year	$54.19	13,908
Options granted	$60.16	1,378
Options exercised	$41.85	(1,016)
Options canceled	$61.02	(624)
End of year	$55.40	13,646	$15	5.8
Exercisable at end of year	$51.68	9,147	$15	4.6

The weighted-average grant date fair value per option was $12.48, $14.83 and $10.12 in 2015, 2014 and 2013, respectively. Cash received for option exercises was $36 in 2015, $77 in 2014 and $104 in 2013. The total intrinsic value of options exercised in 2015, 2014 and 2013 was $16, $61 and $66, respectively, while the tax benefit realized by the Company from tax deductions related to option exercises was $10, $14 and $7, respectively.

The grant date fair value of options is estimated using the Black-Scholes option-pricing model. The weighted-average assumptions used in valuations for 2015, 2014 and 2013 are, respectively: risk-free interest rate, based on U.S. Treasury yields, 1.9 percent, 2.0 percent and 1.2 percent; dividend yield, 3.1 percent, 2.6 percent and 3.2 percent; and expected volatility, based on historical volatility, 28 percent for all years shown. The expected life of each option awarded is seven years based on historical experience and expected future exercise patterns.

Performance Shares, Restricted Stock and Restricted Stock Units
The Company's incentive shares plans include performance shares awards which distribute the value of common stock to key management employees subject to certain operating performance conditions and other restrictions. The form of distribution is primarily shares of common stock, with a portion in cash. Compensation expense for performance shares is recognized over the service period based on the number of shares ultimately expected to be earned. Performance shares awards are accounted for as liabilities in accordance with ASC 718, Compensation - Stock Compensation, with compensation expense adjusted at the end of each reporting period to reflect the change in fair value of the awards.

In 2014, vested performance shares that had been awarded primarily in 2010 were distributed as follows: 2,782,143 issued as shares, 1,829,617 withheld for income taxes, and the value of 211,285 paid in cash. 14,694 shares were canceled and not distributed. As of September 30, 2015, the rights to receive a maximum of 5,782,114 common shares awarded primarily in 2013 were outstanding, contingent on the Company achieving its performance objectives through 2016 and the provision of additional service by employees.

Incentive shares plans also include restricted stock awards which involve distribution of common stock to key management employees subject to cliff vesting at the end of service periods ranging from three to ten years. The fair value of restricted stock awards is determined based on the average of the high and low market prices of the Company's common stock on the date of grant, with compensation expense recognized ratably over the applicable service period. In 2015, 151,000 shares of restricted stock vested as a result of participants fulfilling the applicable service requirements. Consequently, 79,568 shares were issued while 71,432 shares were withheld for income taxes in accordance with minimum withholding requirements. As of September 30, 2015, there were 1,349,500 shares of unvested restricted stock outstanding.

The total fair value of shares vested under incentive shares plans was $9, $315 and $19, respectively, in 2015, 2014 and 2013, of which $5, $134 and $8 was paid in cash, primarily for tax withholding. As of September 30, 2015, 16.2 million shares remained available for award under incentive shares plans.

Changes in shares outstanding but not yet earned under incentive shares plans during the year ended
September 30, 2015 follow (shares in thousands):

	Shares	Average Grant Date Fair Value Per Share
Beginning of year	6,404	$47.81
Granted	437	$61.96
Earned/vested	(151)	$37.36
Canceled	(313)	$49.02
End of year	6,377	$48.97

Total compensation expense for stock options and incentive shares was $30, $143 and $221 for 2015, 2014 and 2013, respectively. The decrease in expense for 2015 reflects a stock option award in 2014 and no incentive stock plan overlap in 2015, and a lower stock price in the current year. The decrease in 2014 is due to a reduced impact from performance shares plans overlap in 2014 and a slightly lower stock price, partially offset by a stock option award in 2014. Income tax benefits recognized in the income statement for these compensation arrangements during 2015, 2014 and 2013 were $2, $39 and $68, respectively. As of September 30, 2015, total unrecognized compensation expense related to unvested shares awarded under these plans was $125, which is expected to be recognized over a weighted-average period of 1.5 years.
In addition to the employee stock option and incentive shares plans, in 2015 the Company awarded 21,429 shares of restricted stock and 4,762 restricted stock units under the restricted stock plan for nonmanagement directors. As of September 30, 2015, 221,955 shares were available for issuance under this plan.